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                                                                Exhibit 99.4

                                                                Execution copy


                         COLLATERAL AGENCY AGREEMENT



                           DATED 11 FEBRUARY 2004




                                    AMONG




                            SOLUTIA EUROPE SA/NV,
                                 AS ISSUER,


                                  AMCIS, AG


                                     AND


                               CARBOGEN AG, AS
                           SUBSIDIARY GUARANTORS,


                                     AND


                      KBC BANK NV, AS COLLATERAL AGENT




                      RELATING TO SOLUTIA EUROPE SA/NV
                EUR 200,000,000 10.00 PERCENT NOTES DUE 2008



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                                  CONTENTS

CLAUSE                                                                 PAGE

1.    DEFINITIONS; INTERPRETATION.........................................2

2.    APPOINTMENT OF THE COLLATERAL AGENT AND RELATED MATTERS.............2

3.    ENFORCEMENT OF SECURITY.............................................5

4.    PROCEEDS OF ENFORCEMENT.............................................6

5.    RESPONSIBILITY OF THE COLLATERAL AGENT..............................7

6.    EXPENSES AND INDEMNITIES............................................9

7.    RESIGNATION OF THE COLLATERAL AGENT................................10

8.    NOTICES............................................................11

9.    GENERAL............................................................12



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This Collateral Agency Agreement is dated 11 February 2004 among:

(1) SOLUTIA EUROPE SA/NV, a limited liability company organised under Belgian law (the "ISSUER");

(2) Amcis, AG, a company organised under Swiss law ("AMCIS") and Carbogen AG, a company organised under Swiss law, ("CARBOGEN" and together with Amcis and any other subsidiary of the Issuer that enters into this Agreement as contemplated by Section 9.12 hereof, individually a "SUBSIDIARY GUARANTOR" and collectively the "SUBSIDIARY GUARANTORS");

(3) KBC Bank NV, acting through its registered office at Havenlaan 2, 1080 Brussels, Belgium, and registered in the Register of Legal Persons under number 0462.920.226, acting as collateral agent as set out herein (together with its successors and assigns as provided herein, the "COLLATERAL AGENT"); and

(4)      the Noteholders party hereto.

WHEREAS:

(A)      The Issuer has agreed to amend and restate its euro 200,000,000
         6.25 percent Notes due 2005 (the "ORIGINAL NOTES"), with its euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes annexed thereto, as amended, modified or supplemented from time to time, including all exhibits and schedules hereto, the "TERMS AND CONDITIONS OF NOTES" and such Notes, as amended, modified, supplemented or replaced from time to time, including all exhibits and schedules thereto, the "NOTES"). In connection with the Notes, the Issuer has entered into to the Fiscal Agency Agreement dated 11 February 2004 (as amended, modified, supplemented or replaced from time to time, together with all exhibits and schedules thereto, the "FISCAL AGENCY AGREEMENT") among the Issuer, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent (together with its successors and assigns, the "FISCAL AGENT") and KBC Bank NV as principal paying agent (together with its successors and assigns, the "PRINCIPAL PAYING AGENT") and the Agreement of Understanding and Restructuring dated 30 January 2004 (as amended, modified, supplemental or replaced from time to time, together with all exhibits and schedules thereto, the "AGREEMENT OF UNDERSTANDING") among the Issuer and the Noteholders party thereto. The Noteholders and the Couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) As contemplated by the Agreement of Understanding and the Fiscal Agency Agreement, the Subsidiary Guarantors have agreed to provide Subsidiary Guaranties for the benefit of the Collateral Agent and the Noteholders, and the Issuer and the Subsidiary Guarantors have agreed to enter into the Collateral Documents and provide Collateral for the Obligations to the Collateral Agent.

(C) Pursuant to Section 2.1(c) of this Agreement, the Collateral Agent is the joint creditor, together with the respective Noteholders, of all the Obligations.

(D) Requisite Noteholders pursuant to the Second Noteholders Meeting (as defined in the Agreement of Understanding) and the Agreement of Understanding desire that the Collateral Agent be appointed as agent for the Noteholders and the Collateral should be vested in the Collateral Agent, and the Collateral Agent agrees to act as agent for the Noteholders, all as set out in this Agreement.

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(E)      Additional Subsidiaries of the Issuer may enter into this Agreement from time to time, including Solutia Services International SCA/Comm. VA, a company organised under Belgian law ("SSI"), and CPFilms Vertriebs GmbH, a limited liability company organised under the laws of Germany ("CPFILMS GERMANY"), and, in connection therewith, such Subsidiaries will enter into a Subsidiary Guaranty and other Credit Documents.

(F) The Collateral Documents, among other things, grant to the Collateral Agent a security interest in, and a lien on, certain real and personal property of the Issuer and the Subsidiary Guarantors and any proceeds thereof and the Issuer and the Subsidiary Guarantors may in the future grant to the Collateral Agent a security interest in, and/or lien on, additional real and personal property of such Credit Parties (hereinafter all of such collateral shall be referred to collectively as the "COLLATERAL").

1.       DEFINITIONS; INTERPRETATION

1.1      DEFINITIONS

         All terms not otherwise defined herein shall have the meanings set forth in the Terms and Conditions of Notes annexed hereto as Exhibit A.

1.2      HEADINGS

         Headings in this Agreement are for convenience of reference only and are not party of the substance hereof or thereof.

1.3      PLURAL TERMS

         All terms defined in this Agreement in the singular form shall have comparable meanings when used in the plural form and vice versa.

1.4      TIME

         All references in this Agreement to a time of day means Central European Time, unless otherwise indicated.

1.5      OTHER INTERPRETATIVE PROVISIONS

         References in this Agreement to "Recitals", "Sections", "Exhibits" and "Schedules" are to recitals, sections, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement shall
         (a) include all exhibits, schedules and other attachments thereto,
         (b) include all documents, instruments or agreements issued or executed in replacement thereof, and (c) mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "include" and "including" and words of similar import when used in this Agreement shall not be construed to be limiting or exclusive.

2.       APPOINTMENT OF THE COLLATERAL AGENT AND RELATED MATTERS

2.1 APPOINTMENT AND DUTIES OF THE COLLATERAL AGENT; COLLATERAL AGENT AS JOINT CREDITOR

(a) The Requisite Noteholders acting pursuant to the Second Noteholders Meeting have approved the Appointment of the Collateral Agent and, as a result thereof and pursuant hereto, KBC

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         Bank NV is hereby irrevocably appointed to act as collateral agent hereunder and under the Subsidiary Guaranties and the Collateral Documents on behalf of and for the benefit of the Noteholders with such powers as are expressly granted to the Collateral Agent by the terms of this Agreement, the Subsidiary Guaranties and the Collateral Documents, together with such other powers as are reasonably incidental thereto. The Collateral Agent hereby accepts such appointment, and agrees to act as Collateral Agent as set out herein and therein. The Credit Parties, by execution of a counterpart hereof, and the Collateral Agent acknowledge that the Collateral Agent, as joint creditor of the Obligations, acts in respect of the Collateral, the Subsidiary Guaranties and the Collateral Documents, in its own name and for its own account, and for the benefit of the Noteholders, as set out herein.

(b) In furtherance but not in limitation of the foregoing, the Collateral Agent is authorised to:

         (i) perform the duties and to exercise the rights, powers and discretions of a secured creditor under the applicable law in respect of the Subsidiary Guaranties, the Collateral Documents and the Collateral, together with any other incidental rights, powers and discretions;

         (ii) execute each Subsidiary Guaranty and Collateral Document expressed to be executed by the Collateral Agent; and

         (iii)    take the steps required to perfect the Collateral.

(c) The Issuer and each Subsidiary Guarantor agree that the Collateral Agent shall be the joint creditor (together with the relevant Noteholders) of each and every obligation of the Issuer and of each Subsidiary Guarantor towards the Noteholders under the Notes and under each Subsidiary Guaranty, and the other Credit Documents to which the Issuer or such Subsidiary Guarantor is party, as the case may be. Accordingly, the Collateral Agent will have its own independent right to demand performance by the Issuer and each Subsidiary Guarantor of those obligations. However, any discharge of such obligations to one of the Collateral Agent or a Noteholder shall, to the same extent, discharge the corresponding obligation owing to the other. Without limiting or affecting the Collateral Agent's rights against the Issuer or any Subsidiary Guarantor (whether under this paragraph or under any provision of any Collateral Document), the Collateral Agent agrees for the benefit of each Noteholder (on a several and divided basis) that, subject as set out in the next sentence, it will not exercise its rights as a joint creditor with a Noteholder except as provided in this Collateral Agency Agreement. However, for the avoidance of doubt, nothing in the previous sentence shall in any way limit the Collateral Agent's right to act in the protection or preservation of rights under or to enforce any Subsidiary Guaranty or Collateral Document or other Credit Document (or to do any act reasonably incidental to any of the foregoing).

2.2      POSITION OF THE COLLATERAL AGENT

(a) To the extent that it is a Noteholder, the Collateral Agent shall have the same rights and powers as any other Noteholder and may exercise such rights and powers as though it were not the Collateral Agent.

(b)      The Collateral Agent may:

         (i) carry on any business with a Noteholder, the Issuer, a Subsidiary Guarantor, or any of their respective Affiliates; and

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         (ii)     retain any profits or remuneration it receives in relation to any other business it carries on with a Noteholder, the Issuer, a Subsidiary Guarantor, or any of their respective Affiliates.

2.3      RELIANCE

         The Collateral Agent may:

(a) rely on any notice or document believed by it in good faith to be genuine and correct and to have been signed by, or with the authority of, the proper Person or Persons;

(b) rely on any statement made by any Person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify;

(c) rely on the written direction of the Requisite Noteholders or certifying that the Persons signing such direction constitute the Requisite Noteholders;

(d)      engage, pay for and rely on professional advisers selected by it;
         and

(e) act under the Subsidiary Guaranties and the Collateral Documents through its personnel and agents.

2.4      REQUISITE NOTEHOLDERS' INSTRUCTIONS

(a) The Collateral Agent shall be entitled to act and shall be fully protected if it acts upon the instructions of the Requisite Noteholders in the exercise of any right, power or discretion or any matter not expressly provided for in the Subsidiary Guaranties or the Collateral Documents. Any such instructions given by the Requisite Noteholders will be binding on all the Noteholders. In the absence of instructions from the Requisite Noteholders, the Collateral Agent may act as it considers to be in the best interests of all the Noteholders.

(b) The Collateral Agent may assume that, unless it has received notice to the contrary, any right, power, authority or discretion vested in any Noteholder has not been exercised.

(c) The Collateral Agent may require the receipt of security reasonably satisfactory to it, whether by way of payment in advance or otherwise, against any liability or loss which it may incur in complying with the instructions of the Requisite Noteholders.

(d) Persons indirectly holding Notes through accounts held with intermediary institutions shall be entitled to instruct the Collateral Agent, shall be deemed to be a "Noteholder" for purposes of such instructions and the Collateral Agent shall be entitled to rely thereon.

2.5      APPOINTMENT OF CO-COLLATERAL AGENT

         The Collateral Agent may and, upon the request of the Requisite Noteholders, shall, upon the consent of the Issuer (which consent shall not be unreasonably withheld and shall not be required if an Event of Default has occurred and is continuing) and by an instrument in writing delivered to the Issuer, the Subsidiary Guarantors and each Noteholder, appoint a bank or trust company or an individual to act as separate Collateral Agent or co-Collateral Agent in a jurisdiction where the Collateral Agent is disqualified from acting or for any other purpose deemed by the Collateral Agent or the Requisite Noteholders to be advantageous to their respective interests, such separate Collateral Agent or co-Collateral Agent to exercise only such rights and to have only such duties as shall be specified in the instrument of appointment. The Issuer will pay the reasonable compensation and expenses of any such

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         separate Collateral Agent or co-Collateral Agent and, if requested by the Collateral Agent, such separate Collateral Agent or co-Collateral Agent or the Requisite Noteholders, the Issuer and the Subsidiary Guarantors will enter into an amendment to this Agreement, satisfactory in substance and form to the Collateral Agent or the Requisite Noteholders and such separate Collateral Agent or co-Collateral Agent, confirming the rights and duties of such separate Collateral Agent or co-Collateral Agent.

3.       ENFORCEMENT OF SECURITY

(a) Subject to the terms of this Agreement and the relevant Subsidiary Guaranties and Collateral Documents, the Requisite Noteholders may give or refrain from giving instructions to the Collateral Agent to enforce or to refrain from enforcing or otherwise exercising its rights and remedies under or pursuant to the Subsidiary Guaranties, the Collateral Documents and the Collateral as Requisite Noteholders see fit.

         If so instructed by the Requisite Noteholders, the Collateral Agent shall enforce or otherwise exercise its rights and remedies under or pursuant to the Collateral Documents and the Collateral in its own name and for its account as a joint creditor of the relevant Noteholders.

(b) Subject to the terms of this Agreement, the Collateral Agent shall enforce or refrain from enforcing or otherwise exercising its rights and remedies under or pursuant to the Subsidiary Guaranties, the Collateral Documents and the Collateral in such manner as the Requisite Noteholders shall instruct or, in the absence of such instructions, as it sees fit and, subject as required by applicable law, solely having regard to the interests of the Noteholders.

(c) The Collateral Agent shall at all times (whether before or after the occurrence and continuance of an Event of Default) have the right and authority to direct the time, method and place of conducting any proceeding or the exercise of any right or remedy available to the Collateral Agent with respect to the Collateral or for taking any other action authorised by the Collateral Documents; provided that (i) following the occurrence and continuance of an Event of Default, upon delivering to the Collateral Agent a notice (a "NOTICE OF ENFORCEMENT") stating (a) that an Event of Default has occurred and is continuing, and (b) the aggregate principal amount of the Notes held by the Noteholders delivering such notice, the Requisite Noteholders shall have the right to assume such right and authority of the Collateral Agent and thereafter shall have the exclusive right and authority to direct the Collateral Agent as to such matters and (ii) nothing in this Section 3 shall impair the right of the Collateral Agent in its discretion to take any action deemed proper by the Collateral Agent which is not inconsistent with the direction by the Requisite Noteholders.

(d) A Notice of Enforcement shall be deemed to have been given when such Notice of Enforcement has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has actually received a notice of such rescindment. A Notice of Enforcement shall be deemed to be in effect at all times after such Notice of Enforcement has been given until such time, if any, as such Notice of Enforcement has been rescinded.

(e)      If:

         (i) upon enforcement of any of the Collateral, the Collateral Agent sells or otherwise disposes of any asset; or

         (ii) the Issuer or any Subsidiary sells or otherwise disposes of an asset either when permitted to do so under the Notes or at the request of or with the consent of the Requisite Noteholders upon the occurrence and continuance of an Event of Default under the Notes,

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         the Collateral Agent is authorised to, and, at the request of the
         Issuer or the Requisite Noteholders, as applicable, shall execute in the name and on behalf of itself and each Noteholder, without the need for any further referral to or authority from such Noteholder, as the case may be:

         (A)      a release of the Liens on such asset; and/or

         (B) if such asset comprises all of the Capital Stock of a Subsidiary Guarantor, a release of (i) all present and future liabilities (both actual and contingent) of such Subsidiary Guarantor under the Notes and (ii) the Liens created by the Collateral Documents with respect to any Collateral of such Subsidiary Guarantor.

         provided that in each such case the proceeds are to be applied in the manner provided for in this Agreement and the Terms and Conditions of Notes.

4.       PROCEEDS OF ENFORCEMENT

4.1      APPLICATION OF PROCEEDS

         Subject to the rights of any preferential creditor(s) the net proceeds of enforcement of any of the Subsidiary Guaranties, the Collateral Documents or the Collateral shall be applied by the Collateral Agent in the following order:

         (a) FIRST, in payment of all costs, charges, expenses, losses and liabilities incurred by or on behalf of the Collateral Agent in connection with carrying out its duties or exercising its powers and discretions under this Agreement, the Subsidiary Guaranties and the Collateral Documents;

         (b) SECOND, in payment of all costs, charges, expenses, losses and liabilities incurred by or on behalf of the Fiscal Agent in connection with carrying out its duties or exercising its powers and discretions under the Fiscal Agency Agreement;

         (c) THIRD, in payment of the principal of and interest on and any premium on (if any) Notes in accordance with the Fiscal Agency Agreement and the Terms and Conditions of the Notes, it being understood that the Collateral Agent may pay such amounts to the Principal Paying Agent for application by the Principal Paying Agent to such amounts;

         (d) FOURTH, in payment of any other costs, charges, expenses, losses, liabilities and other amounts owing in respect of the other Obligations;

         (e) FIFTH, in payment of the surplus (if any) to the Issuer, for its account and for the account of the Subsidiary Guarantors as the case may be or as a court of competent jurisdiction may otherwise direct.

4.2      VALID DISCHARGE

         An acknowledgement of receipt signed by the relevant person to whom payments are to be made under this Clause 4 shall constitute a valid discharge of the Collateral Agent's duties with respect to such proceeds.

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5.       RESPONSIBILITY OF THE COLLATERAL AGENT

5.1      RESPONSIBILITY

(a) The Collateral Agent shall not be responsible to any Noteholder for:

         (i) the adequacy, accuracy or completeness of any recitals, statements, representations or warranties contained in any Subsidiary Guaranty or Collateral Document;

         (ii) the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with any Subsidiary Guaranty or Collateral Document; or

         (iii) the legality, validity, effectiveness, adequacy or enforceability of any Subsidiary Guaranty or Collateral Document (including but not limited to validity of the Floating Charge Agreement (overeenkomst pand op handelszaak/contrat de gage sur fonds de commerce) between the Issuer and the Collateral Agent).

(b) Each Noteholder is responsible to make, and to continue to make, its own independent appraisal of all risks arising under or in connection with the Notes, the Subsidiary Guaranties and the Collateral Documents (including but not limited to the financial condition and affairs of the Issuer and the Subsidiary Guarantors, the nature and extent of any recourse against any party or its assets or the legality, validity, effectiveness, adequacy or enforceability of any Subsidiary Guaranty or Collateral Document).

5.2      EXCLUSION OF LIABILITY

(a) The Collateral Agent shall not be liable to any Noteholder for any action taken or not taken by it in connection with any Subsidiary Guaranty or Collateral Document, unless caused by its gross negligence or wilful misconduct.

(b) No party (other than the Collateral Agent) may commence any case or proceeding against any officer, employee or agent of the Collateral Agent in respect of any claim it may have against the Collateral Agent or in respect of any act or omission of any kind by that officer, employee or agent. Any officer, employee or agent of the Collateral Agent may rely on this Subclause.

5.3      DEFAULT

(a) The Collateral Agent shall not be obliged to monitor or enquire whether an Event of Default has occurred. The Collateral Agent shall not be deemed to have knowledge of the occurrence of any Events of Default unless and until it shall have received written notice from any Credit Party or any Noteholder describing such Event of Default in reasonable detail.

(b)      If the Collateral Agent:

         (i) receives notice from a Noteholder referring to this Agreement, describing an Event of Default and stating that the event is an Event of Default; or

         (ii) becomes aware of the non-payment of any principal or interest on the Notes by the Issuer that constitutes an Event of Default,

         then the Collateral Agent shall promptly notify the Noteholders of such event in accordance with Section 14 of the Terms and Conditions of Notes.

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5.4      INFORMATION

(a) To the extent that a Noteholder has provided its address tot the Collateral Agent, the Collateral Agent shall promptly deliver to the Noteholders the original or a copy of any document which is delivered to the Collateral Agent for such purpose.

(b) Except where a Subsidiary Guaranty or a Collateral Document specifically provides otherwise, the Collateral Agent shall not be obliged to review or check the adequacy, accuracy or completeness of any document it delivers to the Noteholders or the Credit Parties.

(c)      Except as provided above, the Collateral Agent shall have no duty:

         (i) either initially or on a continuing basis to provide any Noteholder with any credit or other information concerning the risks arising under or in connection with the Notes, Subsidiary Guaranties or Collateral Documents (including any information relating to the financial condition or affairs of the Issuer or the Subsidiary Guarantors or the nature or extent of recourse against any party or its assets) whether coming into its possession before, on or after the date of this Agreement; or

         (ii) unless specifically requested to do so by a Noteholder or expressly required under this Agreement or a Collateral Document, to request any certificate or other document from the Issuer or any Subsidiary Guarantor.

(d) In acting as the Collateral Agent, the agency division of the Collateral Agent is treated as a separate entity from its other divisions and departments. Any information acquired by the Collateral Agent which, in its opinion, is acquired by it other than in its capacity as the Collateral Agent may be treated as confidential by the Collateral Agent and shall not be treated as information possessed by the Collateral Agent in its capacity as such.

(e) The Collateral Agent will maintain confidential (and will cause its employees and agents to maintain confidential) any confidential information that it may receive from any Credit Party in its capacity as Collateral Agent pursuant to any Collateral Document in accordance with its established practices for keeping information confidential (which shall be in compliance with laws applicable to it) and, prior to the occurrence and continuance of an Event of Default, shall not disclose such information to third parties without the prior consent of the relevant Credit Party, except for disclosure: (a) to legal counsel, accountants and other professional advisors to the Collateral Agent; (b) to regulatory officials having jurisdiction over the Collateral Agent; (c) as required by applicable law or in connection with any legal proceeding after prior notification to the Issuer; (d) to any Noteholder or its legal counsel, accountants and other professional advisors, provided that such Noteholder shall have agreed in writing to keep such information confidential in the same manner as the Collateral Agent has agreed pursuant to this paragraph; (e) to account debtors and other persons as expressly required or permitted pursuant to the Credit Documents; and (f) of information that has been previously disclosed publicly without breach of this provision; provided that this paragraph shall not apply after the occurrence and during the continuance of any Event of Default.

5.5      COMPLIANCE

         The Collateral Agent may refrain from taking any action (including disclosing any information) which, in its opinion constitutes a breach of any law or regulation, and may take any action which, in its opinion, is reasonable necessary or desirable to comply with any law or regulation.

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5.6      EVIDENCE AND CALCULATIONS - ACCOUNTS

         Accounts maintained by the Collateral Agent in connection with this Agreement shall be prima facie evidence of the matters to which they relate for the purpose of any litigation or arbitration proceedings.

5.7      TERMINATION

         When all of the Obligations have been indefeasibly paid in full this Agreement shall terminate and the Collateral Agent will execute and deliver to the respective Issuer and Subsidiary Guarantors, at the expense of the Issuer, the proper instruments acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Issuer and Subsidiary Guarantors, at the expense of the Issuer and without recourse, representation or warranty of any kind whatsoever (except with respect to the absence of any liens created by or arising under the Collateral Agent), such of the Collateral of the respective Issuer and Subsidiary Guarantors as may be in possession of the Collateral Agent and has not theretofore been disposed of, applied or released.

6.       EXPENSES AND INDEMNITIES

(a) The Issuer agrees to indemnify and hold harmless the Collateral Agent and its directors, officers, employees, agents and advisors from and against any and all claims, losses, liabilities, obligations, damages and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against the Collateral Agent or any such Person (hereinafter the "INDEMNIFICATION AMOUNT") arising out of, related to or in connection with (i) this Agreement or any Subsidiary Guaranty or Collateral Document (including the enforcement of any Subsidiary Guaranty or Collateral Document) or (ii) any refund or adjustment of any amount paid or payable to the Collateral Agent under or in respect of any Subsidiary Guaranty or Collateral Document or any Collateral, or any interest thereon, which may be ordered or otherwise required by any Person, except to the extent such claims, losses, liabilities, damages and expenses are found by a court of competent jurisdiction to have resulted from such Person's gross negligence or wilful misconduct. If the Issuer fails to pay on demand the Indemnification Amount, interest will accrue thereon at a rate per annum equal to that specified in Section 1 of the Terms and Conditions of Notes from the scheduled date for payment thereof until the actual date of payment and such interest shall be added to the Indemnification Amount.

(b) The Issuer agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel (and any local counsel) and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement and the other Subsidiary Guaranties and Collateral Documents including all filings, fees and other matters relating to or in connection with the perfection of Liens in the Collateral,
         (ii) the custody or preservation of, or the sale of, collection from, or other realisation upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights or remedies of the Collateral Agent under the Subsidiary Guaranties or the Collateral Documents or (iv) the failure by any Credit Party or any other Person (other than the Collateral Agent) to perform or observe any of the provisions of the Subsidiary Guaranties, Collateral Documents or any other Credit Document. The Issuer hereby agrees to pay to the Collateral Agent, for its own account, an annual fee in an amount agreed upon by the Issuer and the Collateral Agent from time to time, which shall be payable by the Issuer annually in advance on the date hereof and on each anniversary hereof.

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(c)      The obligations of the Issuer under this Section 6 shall survive the payment and performance of the Obligations and the termination of this Agreement and all other Credit Documents.

7.       RESIGNATION OF THE COLLATERAL AGENT

(a) The Collateral Agent may resign and appoint any of its affiliates as successor Collateral Agent by giving 30 days' prior written notice to the Issuer and the Requisite Noteholders.

(b) Alternatively, the Collateral Agent may resign by giving 30 days' prior written notice to the Issuer, the Subsidiary Guarantors and the Noteholders, in which case the Requisite Noteholders may appoint a successor Collateral Agent; provided that, if an Event of Default has not occurred and is continuing, such successor shall be reasonably acceptable to the Issuer.

(c)      If no successor Collateral Agent has been appointed under paragraph
         (b) above within 60 days after notice of resignation was given, the Collateral Agent may appoint a successor Collateral Agent who is reasonably acceptable to the Requisite Noteholders and the Issuer.

(d) Any successor Collateral Agent shall be a bank licensed to conduct banking business in the European Community that is eligible to act in the capacity as Collateral Agent.

(e) The resignation of the Collateral Agent and the appointment of any successor Collateral Agent shall become effective upon notification of the successor Collateral Agent to the Issuer, the Subsidiary Guarantors and the Noteholders that it accepts its appointment. Upon receipt of such notification, the successor Collateral Agent will succeed to the position of the Collateral Agent and the term "COLLATERAL AGENT" will mean the successor Collateral Agent.

(f) The retiring Collateral Agent shall, at the Issuer's cost and expense, make available to the successor Collateral Agent such documents and records and provide such assistance as the successor Collateral Agent may reasonably request for the purposes of performing its functions as the Collateral Agent under this Agreement, the Subsidiary Guaranties and the Collateral Documents.

(g) Upon its resignation becoming effective, this Clause shall continue to benefit the retiring Collateral Agent in respect of any action taken or not taken by it in connection with this Agreement, the Subsidiary Guaranties or the Collateral Documents while it was the Collateral Agent, and, subject to paragraph (f) above, it will have no further obligations under any Subsidiary Guaranty or Collateral Document.

(h) The Requisite Noteholders may, by notice to the Collateral Agent, require the Collateral Agent to resign under paragraph (b) above.

(i) Notwithstanding the foregoing, the appointment of a successor Collateral Agent shall not be effective unless and until all actions have been taken to ensure that all Liens (including the perfection thereof) under the Collateral Documents will be maintained after giving effect to the appointment of such successor Collateral Agent. Both the retiring and successor Collateral Agent shall use commercially reasonable efforts to minimise any fees and expenses in connection with this clause (i).

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8.       NOTICES

8.1      COMMUNICATION IN WRITING

         Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

8.2      ADDRESSES

         The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Agreement is that identified with its name below or any other substitute address, fax number or department or officer as any party may notify to the other parties by not less than five Business Days' notice.

         ISSUER:               Solutia Europe SA/NV
                               Boondaelse Steenweg 6
                               B-1050 Brussels
                               Belgium

                               Parc Scientifique Fleming
                               Rue Laid Burniat 3
                               B-1348 Louvain-la-Neuve
                               Belgium

                               Fax: +32 10 48 12 24
                               Attention: Legal Department

         COLLATERAL AGENT:     KBC Bank NV
                               Havenlaan 12
                               B-1080 Brussels
                               Belgium

                               Fax: +32 2 429 49 20
                               Attention: Mr. Dirk De Bleser

8.3      DELIVERY

         Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

         (a)      by way of fax, when received in legible form;

         (b) if by way of letter, when it has been left at the relevant address with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

         (c) and, if a particular department or officer is specified as part of its address details provided under Clause 9.2 (Addresses), if addressed to that department or officer.

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9.       GENERAL

9.1      THIRD PARTY BENEFICIARIES; FREE EXERCISE OF RIGHTS

         Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person (including the Issuer and its Subsidiaries), other than the Noteholders and the Collateral Agent, their permitted successors and assigns hereunder and the indemnities referred to in Section 6 hereof, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

         Each Noteholder may exercise its rights and remedies under and in accordance with the Credit Documents and all related documents, instruments and agreements for its sole benefit and no Noteholder shall have any obligation or duty to exercise any such rights or duties for the benefit of any other Noteholder. None of the Noteholders party hereto or any of their respective successors and assigns shall have any obligations or liabilities pursuant hereto. Amendments or waivers hereto with the consent of the Requisite Noteholders shall not require any further consent of any Noteholder party hereto.

9.2      AMENDMENTS; WAIVERS

         Any term, covenant, agreement or condition of this Agreement or any of the Subsidiary Guaranties or Collateral Documents may be amended or waived if such amendment or waiver is in writing and is signed by the Requisite Noteholders; provided, however that:

         (a) Any amendment or waiver which affects the rights or duties of the Collateral Agent must be in writing and be signed by the Collateral Agent;

         (b)      Any amendment to Section 6 of this Agreement or this
                  Section 9.2 must be in writing and acknowledged and agreed to by the Issuer.

9.3      NO WAIVER

         No failure or delay by the Collateral Agent or the Noteholders in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right, power or remedy. The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

9.4      SEVERABILITY

         Each of the provisions of this Agreement is several and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         In case of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agree on the replacement of such provision by a provision which is legal, valid and enforceable and which is to the extent practicable in accordance with the intents and purposes of this Agreement and which in its economic effect comes as close as practicable to the provision being replaced.

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9.5      BENEFIT OF THIS AGREEMENT

         This Agreement shall be binding on, and inure for the benefit of, the Collateral Agent and the Noteholders and their respective successors and assigns.

9.6      ASSIGNMENT

         Except as expressly provided herein, no party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

9.7      GOVERNING LAW

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE ISSUER, THE SUBSIDIARY GUARANTORS AND THE COLLATERAL AGENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

9.8      JURISDICTION

         Each of the Issuer, the Subsidiary Guarantors and the Collateral Agent hereby irrevocably submits to the non-exclusive jurisdiction of any state or United States Federal court sitting in the Borough of Manhattan, New York City, State of New York and of any Belgian court sitting in Brussels over any suit, action or proceeding arising out of or relating to this Agreement. Each of the Issuer, the Subsidiary Guarantors and the Collateral Agent irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

9.9      INDEPENDENT INVESTIGATION

          None of the Collateral Agent or any Noteholder, nor any of its respective directors, officer, agents or employees, shall be responsible to any other such Persons for the solvency or financial condition of any Credit Party or the ability of any Credit Party to repay any of the Obligations, or for the value, sufficiency, existence or ownership of any of the Collateral, or the statements of any Credit Party, oral or written, or the validity, sufficiency or enforceability of any of the Obligations or any document or agreement executed or delivered in connection with or pursuant to any of the foregoing.

9.10     JURY TRIAL

         THE ISSUER, THE SUBSIDIARY GUARANTORS AND THE COLLATERAL AGENT, EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE SUBSIDIARY GUARANTIES OR THE COLLATERAL DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE ISSUER, THE SUBSIDIARY GUARANTORS


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         AND THE COLLATERAL AGENT, EACH (I) ACKNOWLEDGES THAT THIS WAIVER IS
         A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE ISSUER, THE SUBSIDIARY GUARANTORS AND THE COLLATERAL AGENT,
         HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, THE SUBSIDIARY GUARANTIES AND THE COLLATERAL DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (II) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS AGREEMENT, THE SUBSIDIARY GUARANTIES AND THE COLLATERAL DOCUMENTS. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

9.11     ENGLISH LANGUAGE

         This Agreement is executed in English only, and no translation thereof shall be binding on the parties hereto or consulted in order to interpret this Agreement.

9.12     ADDITIONAL SUBSIDIARY GUARANTORS

         Each Subsidiary of the Issuer (including SSI and CPFilms Germany) which enters into a Subsidiary Guaranty after the date hereof shall execute a counterpart to this Agreement in the form of Exhibit B hereto and thereby become a Subsidiary Guarantor for all purposes hereof, including for purposes of Section 2.1 (c) hereof.

9.13     FURTHER ASSURANCES

         The Issuer and each Subsidiary Guarantor covenants and agrees to execute and deliver all such agreements, instruments and documents and to take all such further actions as the Collateral Agent may reasonably deem necessary from time to time to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

9.14     COUNTERPARTS; EFFECTIVENESS

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each party hereto.


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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorised officers as of the date first above written.

By execution below, the Noteholders identified below consent to this Agreement and the transactions contemplated hereby:

                         DB DISTRESSED OPPORTUNITIES FUND, L.P.
                         DB DISTRESSED OPPORTUNITIES FUND, LTD.
                         SPHINX DISTRESSED FUND SPC
                         SOUTH DAKOTA INVESTMENT COUNCIL
                         HFR ASSET MANAGEMENT, LLC
                         LIGHTHOUSE MULTI-STRATEGY MASTER FUND, L.P.
                         THE OPPORTUNITY FUND LLC
                         POST TOTAL RETURN FUND, L.P.
                         POST HIGH YIELD, L.P.
                         POST BALANCED FUND, L.P.
                         POST OPPORTUNITY FUND, L.P.
                         MW POST PORTFOLIO FUND LTD.
                         MW POST OPPORTUNITY OFFSHORE FUND, LTD.
                         MW POST LONG/SHORT OPPORTUNITY FUND, LTD.
                         SPRUGOS INVESTMENTS IV, LLC

                         By: POST ADVISORY GROUP, LLC



                         By: _______________________________________________
                              Lawrence A. Post
                              Title: Chief Executive Officer




                                    S-1          Collateral Agency Agreement

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                                                                Execution copy

                         FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P. FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P. FARALLON CAPITAL PARTNERS, L.P.
                         TINICUM PARTNERS, L.P.
                         FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

                         By: FARALLON PARTNERS, L.L.C.



                         By: _______________________________________________
                              Monica R. Landry
                              Title: Managing Member



                         FARALLON CAPITAL OFFSHORE INVESTORS, INC.

                         By: FARALLON CAPITAL MANAGEMENT, L.L.C.



                         By: _______________________________________________
                              Monica R. Landry
                              Title: Managing Member





                                    S-2          Collateral Agency Agreement

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                         WATERSHED CAPITAL PARTNERS, L.P.
                         WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.

                         By: WS PARTNERS, L.L.C.



                         By: _______________________________________________
                              Meridee Moore
                              Title: Senior Managing Member



                         WATERSHED CAPITAL PARTNERS (OFFSHORE), LTD.

                         By: WATERSHED ASSET MANAGEMENT, L.L.C.



                         By: _______________________________________________
                              Meridee Moore
                              Title: Senior Managing Member




                                    S-3          Collateral Agency Agreement

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                         CASPIAN CAPITAL PARTNERS, L.P.
                         MARINER OPPORTUNITIES FUND, LP
                         MARINER LDC

                         By: MARINER INVESTMENT GROUP, INC.



                         By: _______________________________________________
                              Peter O'Rourke
                              Title: General Counsel and Assistant Secretary



                         MARINER OPPORTUNITIES II, LP

                         By: OPPORTUNITIES II, L.L.C.



                         By: _______________________________________________
                              Jonathan Rosenstein
                              Title: Managing Member



                         TRILOGY PORTFOLIO COMPANY LLC

                         By: TRILOGY CAPITAL, LLC



                         By: _______________________________________________
                              Jonathan Rosenstein
                              Title: Managing Member




                                    S-4          Collateral Agency Agreement

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KBC BANK NV, AS COLLATERAL AGENT

By KBC Bank as Collateral Agent
Name: Dirk De Belser
Title: Head Operations & Accounting



SOLUTIA EUROPE SA/NV

By /s/ Kristel Deroover
Name: Kristel Deroover
Title: Attorney



AMCIS AG

By /s/ Kristel Deroover
Name: Kristel Deroover
Title: Attorney



CARBOGEN AG

By /s/ Kristel Deroover
Name: Kristel Deroover
Title: Attorney




                                    S-5          Collateral Agency Agreement